UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report: April 23, 2004
(Date of earliest event reported)





                   Greenwich Capital Commercial Funding Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            333-108801-02                     06-1565524
--------------------------------------------------------------------------------
(State or Other               (Commission File Number)          (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


600 Steamboat Rd., Greenwich, Connecticut                           06830
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 625-2700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events.
            ------------

            Attached as exhibits to this Current Report are certain structural and collateral term sheets (the "Structural/Collateral Term Sheet") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter"), an underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-GG1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-108801) (the "Registration Statement"). The Registrant hereby incorporates the Structural/Collateral Term Sheet by reference in the Registration Statement.

            The Structural/Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural/Collateral Term Sheet.

            Any statement or information contained in the Structural/Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                 Description
      -----------                                 -----------

      99.1                                   Collateral Term Sheet

      99.2                                   Structural/Collateral Term Sheet

      99.3                                   Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       GREENWICH CAPITAL COMMERCIAL
                                          FUNDING CORP.



                                       By:    /s/ Paul D. Stevelman
                                           ------------------------------------
                                           Name:  Paul D. Stevelman
                                           Title: Managing Director


Date:  April 27, 2004

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------


   99.1                Collateral Term Sheet                           E


   99.2                Structural/Collateral Term Sheet                E


   99.3                Collateral Term Sheet                           E